Significant Acquisitions and Dispositions (Summary of Allocation of Fair Value of Amounts Recognized) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013 Other Two Thousand Thirteen Acquisitions [Member] [Domain]	Dec. 31, 2012 Other Two Thousand Twelve Acquisitions [Member] [Domain]
Real estate assets	$ 488,294	$ 668,149
Lease-related intangible assets	67,167	111,509
Other assets		5,714
Total acquired assets	555,461	785,372
Secured debt	103,638	100,826
Below Market Lease, Gross	2,153
Other liabilities	2,201	11,928
Total assumed liabilities	107,992	112,754
Fair value of acquired net assets	$ 447,469	$ 672,618